Q4 FY20 Earnings Call August 4, 2020

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s strategy; growth; future financial measurements and investments; product development plans, milestones and introductions; geographic expansion; clinical trials and evidence; professional education efforts; market estimates and opportunities; and developments related to the COVID-19 pandemic are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material.

Q4 Revenues of $42.5 Million 38% Decrease ($ in millions) Revenues US Peripheral revenue declined 36% US Peripheral, US Coronary, US Coronary revenue $30.6 $9.8 declined 44% International, International decreased 17% $2.1 US Peripheral US Coronary International

Q4 FY20 Financial Results ($ in millions)

Worldwide Peripheral Revenue


$48.3
$45.5
$47.6
$42.6
$30.6
36% decline WW in Q4 due to Covid-19
Q4 FY19
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20

Worldwide Coronary Revenue


$20.0
$19.0
$20.8
$18.5
$11.9
41% decline WW in Q4 due to Covid-19
Q4 FY19
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20

Gross Margin


80.3%
80.4%
79.9%
80.0%
76.2%
Q4 FY19
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20

Cash and Marketable Securities


$122.7
$105.0
$109.4
$107.3
$232.2
Q4 FY19
Q1 FY20
Q2 FY20
Q3 FY20
Q4 FY20

CSI CARDIOVASCULAR SYSTEMS, INC.

Q4 FY20

Highlights

Financial

Revenues -37.6% vs. LY

Gross Margin 76.2%

SGA Expenses -20.5% to $35.0M

R&D Expenses +25.1% to $11.8M

Net Loss of $(15.2)M

Cash and marketable securities increased to $232.2M

No long-term debt

Operational - Peripheral

- Use of low profile peripheral offerings including Exchangeable and Radial are resonating as physicians seek to reduce procedure time and bleeding complications associated with traditional femoral access
- Targeting launch of WIRION EPD in early FY21
- Targeting launch of peripheral support products in 2H FY21
- Added physician finder to www.standagainstamputation.com, 3,200 patients clicked through to identify physicians treating patients during pandemic

Operational – Coronary

- Launching next gen coronary OAS will facilitate cath lab access in early FY21
- Continued adoption of coronary toolkit featuring OAS with GlideAssist, 1.0mm Sapphire angioplasty balloons, Teleport Microcatheter and nitinol ViperWire with Flex Tip drove over $500 of incremental revenue for every coronary OAS sold in Q4
- Anticipate CE Mark in FY21
- ECLIPSE enrollment to restart when reasonable

Other

- Sold 14,500 OAS units
- Over 1,200 medical professionals attended CSI virtual education programs
- REACH Peripheral Radial Study data presented at NCVH in July 2020
- Targeting first in human experience for pVAD device in FY21
- PTAB invalidated 3 key IVL patents
- Review of lower extremity endovascular code set is on the October 2020 CPT Editorial Panel agenda

CSI. CARDIOVASCULAR SYSTEMS, INC.

Fiscal 2021 First Quarter Guidance For the fiscal 2021 first quarter ending September 30, 2020, CSI anticipates: • Revenue of $55 million to $58 million, representing sequential revenue growth compared to the fourth quarter of fiscal 2020 of 29% to 36%; • Gross profit as a percentage of revenues in the 76% to 77% range; and • Operating expenses in a range of $50 to $52 million.

Investor Contact:
Jack Nielsen
651-202-4919
j.nielsen@csi360.com

CSI®, Diamondback®, Diamondback 360®, GlideAssist®, ViperWire®, WIRION® and ViperWire Advance® are trademarks of Cardiovascular Systems, Inc.
© 2020 Cardiovascular Systems, Inc.

OrbusNeich®, Teleport® and Sapphire® are trademarks of OrbusNeich Medical, Inc.

For more information:
www.csi360.com

CSII

Cardiovascular Systems, Inc.

@csi360

CSI CARDIOVASCULAR SYSTEMS, INC.